SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 10, 2003





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




         Missouri                       1-14756                43-1723446
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following changes in directors and officers were announced on October 10, 2003:

Ameren Corporation
------------------

o Susan S. Elliott, Chairman and Chief Executive Officer of Systems Service Enterprises, Inc. (SSE), a privately held St. Louis information technology firm, was elected to fill a vacancy on the board of directors effective October 10, 2003. Ms. Elliott, age 66, founded SSE in 1966. She serves on the board of directors of Angelica Corporation, the Automobile Club of Missouri, the Regional Business Council and the St. Louis Science Center.

o Charles W. Mueller, Chairman and Chief Executive Officer, will retire on December 31, 2003. He will continue as a member of the board of directors.

o Gary L. Rainwater, President and Chief Operating Officer, will succeed Mr. Mueller as Chairman and Chief Executive Officer upon his retirement.
     Effective January 1, 2004, Mr. Rainwater will serve as Chairman, Chief Executive Officer and President. Mr. Rainwater was elected to fill a vacancy on the board of directors effective October 10, 2003.

o Warner L. Baxter, Senior Vice President (principal financial officer), was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

o    Steven R. Sullivan,  Vice President Regulatory Policy,  General Counsel and
     Secretary,  was  elected  Senior  Vice  President   Governmental/Regulatory
     Policy, General Counsel and Secretary effective October 10, 2003.

Union Electric Company (AmerenUE) (Subsidiary)
----------------------

o Paul A. Agathen, director and Senior Vice President will retire from AmerenUE and in conjunction therewith will relinquish his directorship effective October 10, 2003.

o Garry L. Randolph, Senior Vice President, was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o Charles W. Mueller, Chairman, Chief Executive Officer and director, will retire on December 31, 2003.

o Gary L. Rainwater, President, Chief Operating Officer and director, will succeed Mr. Mueller as Chairman and Chief Executive Officer upon his retirement. Effective January 1, 2004, Mr. Rainwater will serve as Chairman, Chief Executive Officer, President and director.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

Central Illinois Public Service Company (AmerenCIPS) (Subsidiary)
---------------------------------------

o Paul A. Agathen, director and Senior Vice President, will retire from AmerenCIPS and in conjunction therewith will relinquish his directorship effective October 10, 2003.

o Daniel F. Cole, Senior Vice President, was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o    Charles W. Mueller, director, will retire on December 31, 2003.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

CILCORP Inc. (Subsidiary)
------------

o Paul A. Agathen, director and Senior Vice President, will retire from CILCORP Inc. and in conjunction therewith will relinquish his directorship effective October 10, 2003.

o Daniel F. Cole, Senior Vice President, was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o Charles W. Mueller, Chairman and director, will retire on December 31, 2003.

o Gary L. Rainwater, President, Chief Executive Officer and director, will succeed Mr. Mueller as Chairman upon his retirement. Effective January 1, 2004, Mr. Rainwater will serve as Chairman, Chief Executive Officer, President and director.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

Central Illinois Light Company (AmerenCILCO) (Subsidiary)
------------------------------

o Paul A. Agathen, director and Senior Vice President, will retire from AmerenCILCO and in conjunction therewith will relinquish his directorship effective October 10, 2003.

o Daniel F. Cole, Senior Vice President, was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o Charles W. Mueller, Chairman and director, will retire on December 31, 2003.

o Gary L. Rainwater, President, Chief Executive Officer and director, will succeed Mr. Mueller as Chairman upon his retirement. Effective January 1, 2004, Mr. Rainwater will serve as Chairman, Chief Executive Officer, President and director.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

Ameren Energy Generating Company (Subsidiary)
--------------------------------

o Thomas R. Voss, Senior Vice President, was elected President effective October 10, 2003 replacing Daniel F. Cole.

o    Paul A.  Agathen,  director  and Senior  Vice  President,  will retire from
     Ameren  Energy  Generating  Company  and  in  conjunction   therewith  will
     relinquish his directorship effective October 10, 2003.

o Thomas R. Voss was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o    Charles W. Mueller, director, will retire on December 31, 2003.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

Ameren Services Company
-----------------------

o    Paul A. Agathen, director and Senior Vice President will retire from Ameren
     Services   Company  and  in  conjunction   therewith  will  relinquish  his
     directorship effective October 10, 2003.

o Daniel F. Cole, Senior Vice President, was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o Charles W. Mueller, Chairman, Chief Executive Officer and director, will retire on December 31, 2003.

o Gary L. Rainwater, President, Chief Operating Officer and director, will succeed Mr. Mueller as Chairman and Chief Executive Officer upon his retirement. Effective January 1, 2004, Mr. Rainwater will serve as Chairman, Chief Executive Officer, President and director.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

AmerenEnergy, Inc. (Subsidiary)
------------------

o Thomas R. Voss was elected President effective October 10, 2003 replacing Daniel F. Cole.

o Paul A. Agathen, director, in conjunction with his retirement will relinquish his directorship effective October 10, 2003.

o Thomas R. Voss was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o    Charles W. Mueller, director, will retire on December 31, 2003.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

AmerenEnergy Resources Company (Subsidiary)
------------------------------

o Thomas R. Voss was elected President effective October 10, 2003 replacing Daniel F. Cole.

o Paul A. Agathen, director, in conjunction with his retirement will relinquish his directorship effective October 10, 2003.

o Thomas R. Voss was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o    Charles W. Mueller, director, will retire on December 31, 2003.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

Ameren Energy Fuels and Services Company (Subsidiary)
----------------------------------------

o Thomas R. Voss was elected President effective October 10, 2003 replacing Daniel F. Cole.

o Paul A. Agathen, director, in conjunction with his retirement will relinquish his directorship effective October 10, 2003.

o Thomas R. Voss was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

o    Steven R. Sullivan,  Vice President Regulatory Policy,  General Counsel and
     Secretary,  was  elected  Senior  Vice  President   Governmental/Regulatory
     Policy, General Counsel and Secretary effective October 10, 2003.

Ameren Energy Marketing Company (Subsidiary)
-------------------------------

o Thomas R. Voss was elected President effective October 10, 2003 replacing Daniel F. Cole.

o Paul A. Agathen, director, in conjunction with his retirement will relinquish his directorship effective October 10, 2003.

o Thomas R. Voss was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o    Steven R. Sullivan,  Vice President Regulatory Policy,  General Counsel and
     Secretary,  was  elected  Senior  Vice  President   Governmental/Regulatory
     Policy, General Counsel and Secretary effective October 10, 2003.

AmerenEnergy Resources Generating Company (Subsidiary)
-----------------------------------------

o Thomas R. Voss, Senior Vice President, was elected President effective October 10, 2003 replacing Daniel F. Cole.

o Paul A. Agathen, director, in conjunction with his retirement will relinquish his directorship effective October 10, 2003.

o Thomas R. Voss was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

o    Steven R. Sullivan,  Vice President Regulatory Policy,  General Counsel and
     Secretary,  was  elected  Senior  Vice  President   Governmental/Regulatory
     Policy, General Counsel and Secretary effective October 10, 2003.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMEREN CORPORATION
                                           (Registrant)


                                          By       /s/ Martin J. Lyons
                                             -------------------------------
                                          Name:        Martin J. Lyons
                                          Title: Vice President and Controller
                                                 (Principal Accounting Officer)

Date:  October 10, 2003


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